Events after the Reporting Date	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events after the Reporting Date [Text Block]

20. Events after the Reporting Date

Term sheet for strategic investment and U.S. partnership

On January 22, 2021, RepliCel signed three strategic agreements with MainPointe consisting of a Share Purchase Agreement, Distribution Agreement, and Royalty Agreement. The strategic investment of $2,700,000 under the Share Purchase Agreement from MainPointe will be spread over an 8-month period. Under the limited term distribution partnership for RepliCel's dermal injector and consumables (the “RepliCel Injector Product Line”) in the United States, MainPointe has agreed to pay all costs related to securing FDA approvals to launch the RepliCel Injector Product Line in the U.S. market. The Royalty Participation Agreement provides MainPointe the right to be paid a portion of RepliCel’s future royalty revenue stream earned from the sale of RCS-01, RCT-01, and RCH-01 products and any derivatives. A shareholder director of RepliCel is the Chief Technology Officer of MainPointe.

Primary Deal Terms

In consideration for an investment of $2,700,000 and the payment of all costs related to obtaining FDA approval for Company's dermal injector and consumables, RepliCel has agreed to issue MainPointe up to an aggregate of four (4) million common shares, a right to participate in RepliCel's royalty revenue stream up to a defined ceiling, and certain distribution rights of RepliCel Injector Product Line in the United States. The investment will be made as to $500,000 within five (5) days of receipt of conditional approval from the TSX Venture Exchange, $1,200,000 by February 15, 2021, $700,000 by April 21, 2021 and $300,000 by August 21, 2021. The common shares will be priced at the greater of $0.675 or the Discounted Market Price as such term is defined in the Policies of the TSX Venture Exchange. To the date of this report, the Company had received $1,699,963 towards the $2,400,000 due as at April 21, 2021.  The Company issued 2,506,802 common shares under this agreement.

The royalty right will be equal to (a) 5% of the amounts earned by and paid to the Company from the sale of any of its "NBDS Products" defined as its RCS-01 (NBDS Fibroblast Therapy - Treatment for Aging Skin), RCT-01 (NBDS Fibroblast Therapy - Treatment for Chronic Tendinosis), and any other product which is comprised of the non-bulbar dermal sheath cells patented by the Company, and (b) 20% of the amounts earned by and paid to the Company from the sale of any of its "DSC Products" defined as its RCH-01 (DSC Therapy for Treatment Androgenic Alopecia) and any other product which is comprised of the dermal sheath cup cells patented by the Company.

In consideration for paying all expenses required to obtain regulatory approval for the RepliCel Injector Product Line, the exclusive distribution rights shall commence upon receipt of regulatory approval to launch the RepliCel Injector Product Line in the U.S. market for a period expiring on the earlier (a) four (4) years, or (ii) when MainPointe has earned USD $2,000,000 in gross income from the sale of the products in the RepliCel Injector Product Line.  The Company will have the right, in its discretion, to buy out this exclusivity right for an amount equal to the net-present value of profit to be earned on USD $2,000,000 in gross income.

Dividends - Preferred Shares / Shares for Debt

On March 31, 2021, the Company has announced its intention to pay accrued dividends of $47,437 outstanding on the Class A Preferred Shares (the "Dividend Payment") in common shares (each, a "Share") of the Company at a price of $0.375 per Share.

On April 19, 2021, the TSX Venture Exchange approved the settlement of $47,437 in accrued dividends via issuance of 126,492 common shares at the price of $0.375. Of the $47,437 accrued dividends, $14,156 were owed to certain directors of the Company.